Exhibit 99.1

Lennox International Reports First Quarter Results

•	Revenue up 9%, led by 15% growth in Residential

•	Adjusted EPS from continuing operations of $0.33, up 74%

•	GAAP EPS from continuing operations of $0.31, up 72%

•	Narrowing 2013 revenue growth guidance range from 2-6% to 3-6%

•	Narrowing 2013 adjusted EPS from continuing operations guidance from $3.15-$3.55 to a range of $3.25-$3.55

DALLAS, April 22, 2013 – Lennox International Inc. (NYSE: LII) today reported financial results for the first quarter of 2013. Financial results presented have been adjusted for discontinued operations related to the company’s previously announced plans to sell its Service Experts business. The transaction was completed on March 22, 2013.

Revenue for the first quarter was $668 million, up 9% from the prior-year quarter. Adjusted earnings per share from continuing operations was $0.33, up 74% from $0.19 in the prior-year quarter. On a GAAP basis, earnings per share from continuing operations was $0.31, up 72% from $0.18 in the prior-year quarter.

“Growth continued across all three of our businesses in the first quarter with strong operational execution driving revenue up 9% and EPS up more than 70%,” said Todd Bluedorn, Chairman and CEO of Lennox International. “Our Residential business continued to lead our growth on the strength of new construction and our growth initiatives in the replacement market. Residential revenue was up 15% in the first quarter and margin expanded 250 basis points to drive segment profit up 86%. In our Commercial business, revenue was up 4%, led by strong growth in national account services. Commercial profit was up 34% as margin expanded 150 basis points. Refrigeration revenue was up 4% at constant currency on double-digit growth in Asia Pacific and South America. Refrigeration margin expanded 100 basis points, and profit grew 18%.

“We have seen the company’s business momentum continue, and the year is off to a good start. However, the largest seasonal periods of the year are still ahead of us, and macroeconomic uncertainty remains. On balance, we are raising the low end of our revenue and earnings guidance for 2013 to reflect our first quarter performance and current view on the full year. With our strong balance sheet, we will continue to invest in the business and maintain a competitive dividend, and we plan to repurchase $100 million of stock in 2013.”

FINANCIAL HIGHLIGHTS

Revenue: Revenue for the first quarter was $668 million, up 9% from the prior-year quarter. Foreign exchange was neutral to revenue. Volume and price/mix were up from the prior-year quarter.

Gross Profit: Gross profit for the first quarter was $162 million, up 15% from the prior-year quarter. Gross margin was 24.2%, up 130 basis points from 22.9% in the prior-year quarter. Gross profit was primarily impacted by higher volume, favorable price/mix and lower material costs, partially offset by investments in distribution.

Income from Continuing Operations: Adjusted income from continuing operations in the first quarter was $17.0 million, or $0.33 per share, compared to $9.8 million, or $0.19 per share, in the prior-year quarter. Adjusted earnings from continuing operations for the first quarter of 2013 excludes $0.7 million after-tax for the net change in unrealized losses on open future contracts, an after-tax charge of $0.3 million for restructuring activities, and an after-tax charge of $0.2 million for other items, net.

On a GAAP basis, income from continuing operations for the first quarter was $15.8 million, or $0.31 per share, compared to $9.3 million, or $0.18 per share, in the prior-year quarter.

Loss from Discontinued Operations: The loss from discontinued operations for the divested Service Experts business in the first quarter of 2013 was $7.8 million, or $0.15 per share, compared to a loss of $15.4 million, or $0.30 per share, in the first quarter of 2012.

Free Cash Flow and Total Debt: Net cash used in operations in the first quarter was $137 million compared to $34 million in the prior-year quarter. The company invested $12 million in capital assets in the first quarter. Free cash flow was ($149) million, compared to ($41) million in the prior-year quarter. Total debt at the end of the first quarter was $516 million. Total cash and cash equivalents were $35 million at the end of the quarter.

BUSINESS SEGMENT HIGHLIGHTS

Residential Heating & Cooling

First quarter 2013 revenue in the Residential Heating & Cooling business segment was $315 million, up 15% from the prior-year quarter. Currency was neutral to revenue growth. Segment profit was $21 million, up 86% from the prior-year quarter. Segment profit margin was 6.5%, up 250 basis points. Results were primarily impacted by higher volume, favorable price, and lower material costs, with partial offsets from investments in distribution expansion, higher SG&A, and lower mix.

Commercial Heating & Cooling

Revenue in the Commercial Heating & Cooling business segment was $163 million, up 4% from the prior-year quarter. Currency was neutral to revenue growth. Segment profit was $11 million, up 34% from the prior-year quarter. Segment profit margin was 6.8%, up 150 basis points. Results were primarily impacted by higher volume, favorable price/mix, lower material costs, with partial offsets from investments in distribution expansion and higher SG&A.

Refrigeration

Revenue in the Refrigeration business segment was $191 million in the first quarter, up 3% from the prior-year quarter. At constant currency, revenue was up 4%. Segment profit was $17 million, up 18%. Segment profit margin was 8.7%, up 100 basis points. Results were primarily impacted by favorable price/mix and lower material costs, with a partial offset from higher SG&A.

FULL-YEAR OUTLOOK

The company is narrowing its revenue and EPS from continuing operations guidance ranges for 2013.

•	Raising the low end of revenue growth guidance from 2-6% to a range of 3-6%; foreign exchange is still expected to have a neutral impact on revenue.

•	Raising the low end of adjusted EPS from continuing operations guidance from $3.15-$3.55 to a range of $3.25-$3.55.

•	Narrowing GAAP EPS from continuing operations guidance from a range of $3.15-$3.55 to a new range of $3.23-$3.53.

•	Reiterating tax rate guidance of 34-35% on a full-year basis.

•	Reiterating capital expenditure guidance of approximately $60 million in 2013.

•	Reiterating plans to repurchase $100 million of stock in 2013, and the company now expects its average diluted share count for the full year to be approximately 50 million shares.

CONFERENCE CALL INFORMATION

A conference call to discuss the company’s first quarter results will be held this morning at 8:30 a.m. Central time. To listen, please call the conference call line at 612-332-0630 at least 10 minutes prior to the scheduled start time and use reservation number 287735. The conference call will also be webcast on Lennox International’s web site at http://www.lennoxinternational.com.

A replay will be available from 11:00 a.m. Central time on April 22 through April 29, 2013 by dialing 800-475-6701 (U.S.) or 320-365-3844 (international) and using access code 287735. The call will also be archived on the company’s web site.

Lennox International Inc. is a global leader in the heating, air conditioning, and refrigeration markets. Lennox International stock is traded on the New York Stock Exchange under the symbol “LII.” Additional information is available at: http://www.lennoxinternational.com or by contacting Steve Harrison, Vice President, Investor Relations, at 972-497-6670.

The statements in this news release that are not historical statements, including statements regarding expected financial results for 2013, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from the results expressed or implied by the statements. Risks and uncertainties that could cause actual results to differ materially from such statements include, but are not limited to: the impact of higher raw material prices, LII’s ability to implement price increases for its products and services, the impact of unfavorable weather, a decline in new construction activity and the related demand for products and services, and those factors listed in Item 1A of LII’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “10-K”), which are incorporated by reference. For information concerning these and other risks and uncertainties, see the 10-K and LII’s other publicly available filings with the Securities and Exchange Commission. LII disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

LENNOX INTERNATIONAL INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, in millions, except per share data)

	For the Three Months Ended March 31,
	2013	2012
Net sales	$668.4	$614.4
Cost of goods sold	506.4	473.5

Gross profit	162.0	140.9
Operating expenses:
Selling, general and administrative expenses	135.6	123.2
Losses (gains) and other expenses, net	1.1	(1.4)
Restructuring charges	0.5	2.6
Income from equity method investments	(3.1)	(2.4)

Operational income from continuing operations	27.9	18.9
Interest expense, net	3.4	4.7
Other expense, net	0.1	—

Income from continuing operations before income taxes	24.4	14.2
Provision for income taxes	8.6	4.9

Income from continuing operations	15.8	9.3
Discontinued operations:
Loss from discontinued operations	(13.4)	(23.5)
Benefit from income taxes	(5.6)	(8.1)

Loss from discontinued operations	(7.8)	(15.4)

Net income (loss)	$8.0	$(6.1)

Earnings per share—Basic:
Income from continuing operations	$0.32	$0.18
Loss from discontinued operations	(0.16)	(0.30)

Net income (loss)	$0.16	$(0.12)

Earnings per share—Diluted:
Income from continuing operations	$0.31	$0.18
Loss from discontinued operations	(0.15)	(0.30)

Net income (loss)	$0.16	$(0.12)

Average shares outstanding:
Basic	50.3	50.9
Diluted	51.0	50.9
Cash dividends declared per share	$0.20	$0.18

LENNOX INTERNATIONAL INC. AND SUBSIDIARIES

SEGMENT NET SALES AND PROFIT (LOSS)

(Unaudited, in millions)

	For the Three Months Ended March 31,
	2013	2012
Net Sales
Residential Heating & Cooling	$314.5	$272.6
Commercial Heating & Cooling	163.0	156.7
Refrigeration	190.9	185.1

	$668.4	$614.4

Segment Profit (Loss) (A)
Residential Heating & Cooling	$20.5	$11.0
Commercial Heating & Cooling	11.1	8.3
Refrigeration	16.7	14.2
Corporate and other	(18.9)	(13.9)

Subtotal that includes segment profit and eliminations	29.4	19.6
Reconciliation to income from continuing operations before income taxes:
Special product quality adjustment	(0.2)	(0.4)
Items in Losses (gains) and other expenses, net that are excluded from segment profit (loss)	1.3	(1.5)
Restructuring charges	0.5	2.6
Interest expense, net	3.4	4.7
Other Expense, net	—	—

Income from continuing operations before income taxes	$24.4	$14.2

(A)	The Company defines segment profit and loss as a segment’s Income or Loss from continuing operations before income taxes included in the accompanying Consolidated Statements of Operations:

Excluding:

•	Special product quality adjustments;

•	Items within Losses (gains) and other expenses, net that are noted in (B);

•	Restructuring charges;

•	Goodwill, long-lived assets and and equity method investment impairments;

•	Interest expense, net;

•	Other expense, net;

(B)	Items in Losses (gains) and other expenses, net that are excluded from segment profit or loss are asset impairments, net change in unrealized gains and/or losses on open future contracts, special legal contingency charges, and other items.

LENNOX INTERNATIONAL INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In millions, except shares and par value)

	As of March 31, 2013	As of December 31, 2012
	(unaudited)
ASSETS
Current assets
Cash and cash equivalents	$34.9	$51.8
Accounts and notes receivable, net of allowances of $10.0 and $9.5 in 2013 and 2012, respectively	407.0	373.4
Inventories, net	464.3	374.8
Deferred income taxes	29.7	27.5
Other assets	68.2	61.0
Assets of discontinued operations	—	98.6

Total current assets	1,004.1	987.1
Property, plant and equipment, net of accumulated depreciation of $593.0 and $584.8 in 2013 and 2012, respectively	295.1	298.2
Goodwill	223.4	223.8
Deferred income taxes	109.9	102.8
Other assets, net	81.6	80.0

Total assets	$1,714.1	$1,691.9

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term debt	$26.0	$34.9
Current maturities of long-term debt	0.6	0.7
Accounts payable	312.4	284.7
Accrued expenses	222.6	259.6
Income taxes payable	0.8	4.5
Liabilities of discontinued operations	—	55.2

Total current liabilities	562.4	639.6
Long-term debt	489.8	351.0
Postretirement benefits, other than pensions	5.8	6.1
Pensions	135.7	134.4
Other liabilities	68.4	64.0

Total liabilities	1,262.1	1,195.1
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.01 par value, 25,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.01 par value, 200,000,000 shares authorized, 87,170,197 shares issued	0.9	0.9
Additional paid-in capital	906.7	898.3
Retained earnings	742.4	744.4
Accumulated other comprehensive loss	(71.6)	(22.3)
Treasury stock, at cost, 36,785,644 shares and 36,937,632 shares for 2013 and 2012, respectively	(1,126.4)	(1,124.5)

Total stockholders’ equity	452.0	496.8

Total liabilities and stockholders’ equity	$1,714.1	$1,691.9

LENNOX INTERNATIONAL INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in millions)

	For the Three Months Ended March 31,
	2013	2012
Cash flows from operating activities:
Net income (loss)	$8.0	$(6.1)
Net loss from discontinued operations	7.8	15.4
Adjustments to reconcile net income to net cash provided by operating activities:
Income from equity method investments	(3.1)	(2.4)
Restructuring expenses, net of cash paid	(1.4)	1.7
Provision for bad debts	1.2	1.5
Unrealized loss (gain) on derivative contracts	0.5	(0.5)
Stock-based compensation expense	7.7	3.8
Depreciation and amortization	14.1	13.9
Deferred income taxes	(1.6)	(0.6)
Other items, net	9.0	0.5
Changes in assets and liabilities, net of effects of acquisitions and divestures:
Accounts and notes receivable	(35.8)	3.7
Inventories	(100.9)	(75.2)
Other current assets	(3.5)	3.4
Accounts payable	18.8	34.3
Accrued expenses	(42.1)	(15.4)
Income taxes payable and receivable	(9.6)	(8.6)
Other	5.6	1.9
Net cash used in discontinued operations	(12.0)	(5.6)

Net cash used in operating activities	(137.3)	(34.3)
Cash flows from investing activities:
Proceeds from the disposal of property, plant and equipment	—	0.1
Purchases of property, plant and equipment	(12.1)	(6.6)
Net proceeds from sale of business	5.3	—
Net cash used in discontinued operations	(0.1)	(0.3)

Net cash used in investing activities	(6.9)	(6.8)
Cash flows from financing activities:
Short-term borrowings, net	1.2	6.6
Asset securitization borrowings	130.0	170.0
Asset securitization payments	(140.0)	(170.0)
Long-term debt payments	(0.2)	(0.2)
Borrowings from revolving credit facility	435.5	267.5
Payments on revolving credit facility	(296.5)	(215.5)
Proceeds from stock option exercises	0.5	0.1
Repurchases of common stock	(4.2)	(1.9)
Excess tax benefits related to share-based payments	2.3	0.8
Cash dividends paid	—	(9.2)

Net cash provided by financing activities	128.6	48.2
Increase (decrease) in cash and cash equivalents	(15.6)	7.1
Effect of exchange rates on cash and cash equivalents	(1.3)	2.6
Cash and cash equivalents, beginning of period	51.8	45.0

Cash and cash equivalents, end of period	$34.9	$54.7

Supplementary disclosures of cash flow information:
Cash paid during the period for:
Interest, net	$1.2	$2.3

Income taxes (net of refunds)	$11.9	$5.1

LENNOX INTERNATIONAL INC. AND SUBSIDIARIES

Reconciliation to U.S. GAAP (Generally Accepted Accounting Principles) Measures

(Unaudited, In millions, except per share and ratio data)

Use of Non-GAAP Financial Measures

To supplement the Company’s consolidated financial statements and segment net sales and profit presented in accordance with U.S. GAAP, additional non-GAAP financial measures are provided and reconciled in the following tables. The Company believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results. The Company believes that these non-GAAP financial measures enhance the ability of investors to analyze the Company’s business trends and operating performance.

Reconciliation of Income From Continuing Operations, a GAAP measure, to Adjusted Income From Continuing Operations, a Non-GAAP measure

	For The Three Months
	Ended March 31,
	2013	2012
Income from continuing operations, a GAAP measure	$15.8	$9.3
Restructuring charges, after tax	0.3	1.7
Special product quality adjustments, after tax (b)	(0.1)	(0.3)
Special legal contingency charges, after tax (a)	0.2	—
Net change in unrealized losses (gains) on open future contracts, after tax (a)	0.7	(1.1)
Other items, net, after tax (a)	0.1	0.2

Adjusted income from continuing operations, a non-GAAP measure	$17.0	$9.8

Income per share from continuing operations—diluted, a GAAP measure	$0.31	$0.18
Restructuring charges, after tax	0.01	0.03
Special product quality adjustments, after tax (b)	—	—
Special legal contingency charges, after tax (a)	—	—
Net change in unrealized losses (gains) on open future contracts, after tax (a)	0.01	(0.02)
Other items, net, after tax (a)	—	—

Adjusted earnings per share from continuing operations—diluted, a non-GAAP measure	$0.33	$0.19

(a)	Recorded in Losses (gains) and other expenses, net in the Consolidated Statements of Operations
(b)	Recorded in Cost of goods sold in the Consolidated Statements of Operations

	For The Three Months
	Ended March 31,
	2013	2012
Components of Losses (gains) and other expenses, net (pre-tax):
Realized loss on settled future contracts (a)	$—	$0.3
Foreign currency exchange gain (a)	(0.2)	(0.2)
Net change in unrealized losses (gains) on open futures contracts (b)	1.0	(1.7)
Special legal contingency charge (b)	0.2	—
Other items, net (b)	0.1	0.2

Losses (gains) and other expenses, net (pre-tax)	$1.1	$(1.4)

(a)	Included in segment profit (loss) and adjusted income from continuing operations
(b)	Excluded from segment profit (loss) and adjusted income from continuing operations

Reconciliation of Estimated Adjusted Income per Share from Continuing Operations—Diluted, a Non-GAAP Measure, to Income per Share from Continuing Operations—Diluted, a GAAP Measure

For the
Year Ended
December 31,
2013
ESTIMATED
Adjusted income per share from continuing operations—diluted, a Non-GAAP measure	$3.25 - $3.55
Restructuring charges and net change in unrealized losses on open future contracts	(0.02)

Income per share from continuing operations—diluted, a GAAP measure	$3.23 - $3.53

Reconciliation of Net Cash Used in Operating Activities, a GAAP Measure, to Free Cash Flow, a Non-GAAP Measure

	For the Three Months
	Ended March 31,
	2013	2012
Net cash used in operating activities, a GAAP measure	$(137.3)	$(34.3)
Purchases of property, plant and equipment	(12.1)	(6.6)
Proceeds from the disposal of property, plant and equipment	—	0.1

Free cash flow, a Non-GAAP measure	$(149.4)	$(40.8)

Calculation of Debt to EBITDA Ratio:

Trailing Twelve
Months to
March 31,
2013
EBIT (a)	$234.0
Depreciation and amortization expense (b)	55.6

EBITDA (a + b)	$289.6

Total debt at March 31, 2013 (c)	$516.4

Total debt to EBITDA ratio ((c / (a + b))	1.8

Reconciliation of EBIT, a Non-GAAP Measure, to Income From Continuing Operations Before Income Taxes, a GAAP measure

Trailing Twelve
Months to
March 31,
2013
EBIT per above, a Non-GAAP measure	$234.0
Special product quality adjustments	1.3
Items in Losses (gains) and other expenses, net that are excluded from segment profit	2.6
Restructuring charges	2.1
Interest expense, net	15.8
Other expenses, net	0.3

Income from continuing operations before income taxes, a GAAP measure	$211.9